Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Coastal Banking Company, Inc. (the Company), each certify that, to his or her knowledge on the date of this certification:


 1. The quarterly report of the Company for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on this date (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                                  /s/ Randolph C. Kohn
                                                 ---------------------------
                                                 Randolph C. Kohn
                                                 Chief Executive Officer
                                                 November 11, 2002


                                                 /s/ Charlie T. Lovering, Jr.
                                                 ----------------------------
                                                 Charlie T. Lovering, Jr.
                                                 Chief Financial Officer
                                                 November 11, 2002